                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                               ________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):  June 28, 1999


                               SAKS INCORPORATED
                               -----------------
               (Exact Name of Registrant as Specified in Charter)


    Tennessee            1-13113           62-0331040
------------------     ------------     ---------------
  (State or Other      (Commission      (IRS Employer
  Jurisdiction of      File Number)     Identification No.)
  Incorporation)

                750 Lakeshore Parkway, Birmingham, Alabama 35211
          -------------------------------------------------------------
         (Addresses of Principal Executive Offices, including Zip Code)

                                 (205) 940-4000
               --------------------------------------------------
              (Registrant's Telephone Number, including Area Code)
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Item 5.    Other Events.
------     -------------

     On June 28, 1999, Saks Stores Partnership, L.P. ("SSP"), a Tennessee limited partnership and an indirect wholly owned subsidiary of Saks Incorporated ("Saks"), a Tennessee corporation, disposed of all its assets by contributing them to other existing wholly owned subsidiaries of Saks. On June 29, 1999, SSP filed for dissolution with the State of Tennessee.
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                    SAKS INCORPORATED


                                                   /s/  Charles J. Hansen
                                                   --------------------------
                                                   Charles J. Hansen
                                                   Senior Vice President and
                                                   Associate General Counsel


Date:  July 1, 1999